UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

745 Fifth Ave., Suite 2400

New York, NY 10151

 (Address of principal executive offices)

(Zip code)

John E. Deysher

745 Fifth Ave., Suite 2400,

New York, NY 10151

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 605-7100

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Pinnacle Value Fund Semi-Annual Report                                               June 30, 2015

Dear Fellow Shareholders,

Our Fund’s NAV rose 3.5% in the first half of 2015. We ended the quarter at 40 positions with a weighted average market cap of $490 million, a dividend yield of 1.2%, and a price to book value ratio of 130%. The benchmark R2000 rose 4.8% during the quarter.

Total Return                          YTD            2014           2013           2012           2011

Pinnacle Value Fund              3.5%            4.8%         16.6%         18.9%         (4.9)%

Russell 2000                           4.8                4.9            38.6            16.3            (4.2)

S&P 500                                 1.2%           13.7%        32.0%         15.9%          2.1%

(All returns include dividend reinvestment. Past returns do not predict future results. Results do not reflect taxes payable on distributions or redemptions of shares held in taxable accounts.)

Commentary/ Portfolio Activity

As you can see from the above box scores, US equities were up modestly in the first half with the S&P 500 rising 1.2% while the small cap R2000 rose 4.8%.  Our Fund was up 3.5%, lagging the R2000 because of our heavy cash position and our energy positions which continue to buffeted by excess supply fears. Despite recent volatility, the R2000 closed within 3% of its all time high.

It’s been about 4 years since the R2000 had a correction greater than 20%.

Portfolio activity in the first half was skewed more towards sales than purchases as we continue to exit positions where we feel the risk reward ratio is no longer in our favor. We sold some of our insurance holdings at healthy gains including First Acceptance, Old Republic and Montpelier Re.  All benefited from the economic recovery and the impact of declining interest rates on investment portfolios. We nailed down sizeable gains in furniture makers Flexsteel and Hooker which prospered with the recent housing boom.  Finally we took profits in Preferred Bank and Wilshire Bank which performed well since being purchased during the financial crisis.

On the buy side we added modestly to our energy holdings including Carbo Ceramics, Dawson Geo, Gulf Island Fabrication, Gulfmark Offshore, Permian Basin Royalty Trust, Seacor and Unit Corp. Energy now comprises 6% of net assets and we continue to monitor positions closely. So far we have been too early and our energy names as a group are down about 20%. Most appear to be bottoming both in terms of valuations and sentiment.  We’re well aware of the negative headlines and palpable fear of investors towards the group. The question is how much “bad news” is already discounted by current share prices?  Our guess is quite a bit although we suspect energy stocks may have one more leg down before the capitulation stage is reached.  Companies are cutting costs to the bone setting the stage for significant earnings leverage once energy prices firm. Like the banking crisis of several years ago, we believe the current situation creates short term harm for most energy firms but long term opportunities for a few.

Away from energy we added BKF Capital, a collection of oddball securities and cash with significant NOL carryforwards. We bought more Central Europe & Russia Fund and MVC Capital which are trading at discounts to NAV and offer attractive dividend yields.

Outlook

Our job is to find compelling values in US equities where the stock price is trading at a discount to underlying asset values or earnings power. We are entering the seventh year of an economic recovery and corporate earnings are near their peak as a percentage of GDP. Worldwide central bank easy money policy is propping up prices across virtually all asset classes. Market conditions remain very challenging for us- both value and growth at a reasonable price are hard to find. Most shares seem fully priced to us and vulnerable to decline on any disappointment.

All of this will probably continue for a while longer until an event or two triggers a reality check. We have no idea when this will occur but in the meantime we’ll stay conservative and do our best to minimize risk and preserve capital.  It’s not easy sitting on cash which earns next to nothing. But cash is money good when reached for to exploit opportunities and I suspect we may do some reaching in the not too distant future.   Stay tuned fellow shareholders.

By now you should have received your quarter end statement. As of today, we’ll most likely pay a distribution at year end, which’ll be taxable to those who hold shares in taxable accounts. Currently our net realized gains (99% long term) comprise about 5% of Fund assets which is a rough estimate for your planning purposes. We’ll have a final amount on Oct. 31. As always, should you have any questions about your account or the Fund, don’t hesitate to call or write.

Many thanks for your continued support of our work.

John E. Deysher                                                                Pinnacle Value Fund

President & Portfolio Manager                                        745 Fifth Ave.- 2400

212-605-7100                                                                      New York, NY  10151

TOP 10 POSITIONS                                                                                      % net assets

1. SWK Holdings- life sciences finance                                                                  4.9

2. Capital Southwest- business development co.                                                     4.7

3. First Acceptance- non standard personal auto insurance                                     4.4

4. Hallmark Financial- multiline P&C insurer                                                         4.1

5. Anchor Banc- savings bank                                                                                 3.0

6. Montpelier Re- multi line reinsurer                                                                     2.7

7. MVC Capital- business development co.                                                            2.5

8. Regional Management- consumer finance                                                          2.5

9. National Security Group- regional P&C insurer                                                 2.1

10. Asta Funding- specialty finance                                                                        2.0

                                                                     Total                                                  32.9%

YTD TOP 5 WINNERS (realized & unrealized gains)

1. Capital Southwest                                                                                           $774,100

2. First Acceptance                                                                                               703,700

3. SWK Holdings                                                                                                 636,300

4. National Security                                                                                             206,400

5. Regional Management                                                                                     201,200

                                                                     Total                                           $2,521,700

YTD TOP 5 SINNERS  (realized & unrealized losses)

1. Gulfmark Offshore                                                                                           $531,200

2. Dawson Geophysical                                                                                         253,500

3. Hallmark Financial                                                                                            178,000

4. Unit Corp.                                                                                                          124,800

5. Permian Basin Royalty Trust                                                                             101,800

                                                                     Total                                             $1,189,300

SECURITY CLASSIFICATIONS

Government & Prime Money Market Funds                                                            48.1%

Insurance                                                                                                                   16.6

Financial Services                                                                                                     10.6

Closed End Funds                                                                                                     10.2

Energy                                                                                                                        5.9

Banks & Thrifts                                                                                                          4.0

Industrial Goods & Services                                                                                      1.5

Consumer Goods & Services                                                                                     1.4

Real Estate Investment Trusts                                                                                    0.9

Conglomerates                                                                                                            0.8

                                                                      Total                                                  100.0%

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

				Schedule of Investments
			June 30, 2015 (Unaudited)
Shares/Principal Amount		Basis	Market Value	% of Assets

COMMON STOCKS
Banks & Thrifts
90,854	Anchor Bancorp *	$ 691,376	$ 2,043,306
9,949	Preferred Bank	70,750	298,967
30,816	Wilshire Bancorp	80,975	389,206
		843,101	2,731,479	3.97%
Conglomerate
400	FRP Holdings, Inc.	9,686	12,972
100	Steel Partners Holdings L.P. *	1,109	1,757
47,419	Regency Affiliates, Inc.	208,003	561,915
		218,798	576,644	0.84%
Energy
5,400	Carbo Ceramics, Inc.	159,688	224,802
145,151	Dawson Geophysical Co. *	985,634	682,210
685	Dorian LPG Ltd. *	8,209	11,426
4,700	Gulf Island Fabrication, Inc.	47,283	52,499
56,483	Gulfmark Offshore, Inc. *	1,129,743	655,203
69,247	Permian Basin Royalty Trust	695,042	558,131
12,052	Seacor Holdings, Inc. *	896,673	854,969
37,277	Unit Corp. *	1,089,425	1,010,952
		5,011,697	4,050,192	5.89%

Financial Services
160,356	Asta Funding, Inc. *	224,567	1,343,783
369,845	BKF Capital Group, Inc. (a) *	918,432	440,116
98,128	Regional Management Corp. *	1,266,685	1,752,566
338,750	Special Diversified Opportunities, Inc. *	309,864	386,175
2,051,711	SWK Holdings Corp. *	1,838,784	3,344,289
		4,558,332	7,266,929	10.56%
Greeting Cards & Giftwrap
30,764	CSS Industries, Inc.	489,446	930,611	1.35%

Insurance
100	Blue Capital Reinsurance Holdings Ltd.	1,768	1,797
47,172	EMC Insurance Group, Inc.	578,620	1,182,602
945,325	First Acceptance Corp. *	1,539,510	3,025,040
250,724	Hallmark Financial Services, Inc. *	1,640,612	2,853,239
20,363	Independence Holding Co.	87,125	268,588
47,140	Montpelier Re Holdings Ltd.	545,927	1,862,030
93,818	National Security Group, Inc.	775,362	1,468,252
700	Navigators Group, Inc. *	26,042	54,292
42,800	Old Republic International Corp.	326,071	668,964
		5,521,037	11,384,804	16.55%
Land Subdividers & Developers
100	The St. Joe Co. *	1,858	1,553	0.00%

Pharmaceutical Preparations
300	MusclePharm Corp. *	1,854	1,827	0.00%

Real Estate Investment Trusts
38,400	Getty Realty Corp.	531,634	628,224	0.91%

Restaurants
10,493	Ruby Tuesday, Inc. *	63,375	65,791	0.10%

Security Services
47,254	Costar Technologies, Inc. *	362,356	578,862	0.84%

Test & Measurement
110,085	Electro Sensors, Inc. *	454,712	451,349	0.66%

Trucking
133	New Patriot Transportation Holding, Inc. *	2,394	3,278	0.00%

Total for Common Stock		$ 18,060,594	$ 28,671,543	41.68%

Closed-End & Exchange Traded Funds
3,017	Aberdeen Singapore Fund, Inc.	18,313	33,368
2,000	ASA Gold and Precious Metals Ltd.	19,960	19,420
4,378	Babson Capital Participation Investors	57,232	54,068
64,400	Capital Southwest Corp.	1,164,389	3,215,492
33,132	Central Europe & Russia Fund, Inc. *	699,567	691,465
53,879	Japan Smaller Capitalization Fund, Inc. *	333,773	581,354
169,250	MVC Capital, Inc.	1,548,667	1,726,350
25,659	Adams Natural Resources Fund, Inc.	429,745	572,965
1,000	Sprott Gold Miners ETF *	15,760	15,930
10,483	Turkish Investment Fund, Inc. *	81,804	103,887

Total for Closed-End & Exchange Traded Funds		$ 4,369,210	$ 7,014,299	10.20%

SHORT TERM INVESTMENTS
Money Market Fund
500,000	Invesco Liquid Assets Portfolio Fund Institutional Class 0.06% **	500,000	500,000
500,000	Federated Money Market Prime Obligation Fund Institutional Class 0.10% **	500,000	500,000
33,017,209	First American Government Obligation Fund Class Z 0.01% **	33,017,209	33,017,209

Total for Short Term Investments		$ 34,017,209	$ 34,017,209	49.45%

	Total Investments	$ 56,447,013	$ 69,703,051	101.32%

	Liabilities in excess of other Assets		(908,641)	(1.32)%

	Net Assets		$ 68,794,410	100.00%

(a) Level 2 Security
* Non-Income producing securities.
** Variable rate security; the money market rate shown represents the yield at June 30, 2015.
	The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
June 30, 2015 (Unaudited)

Assets:
Investment Securities at Market Value	$ 69,703,051
(Identified Cost $56,447,013)
Cash	75,500
Receivables:
Dividends and Interest	25,988
Shareholder Subscriptions	200
Portfolio Securities Sold	297,452
Prepaid Expenses	20,676
Total Assets	70,122,867
Liabilities:
Payable to Advisor	1,299,035
Shareholder Redemptions	6,605
Accrued Expenses	22,817
Total Liabilities	1,328,457
Net Assets	$ 68,794,410

Net Assets Consist of:
Paid-In Capital	$ 52,727,633
Accumulated Undistributed Net Investment Loss	(321,801)
Accumulated Realized Gain on Investments	3,132,540
Unrealized Appreciation in Value of Investments Based on Identified Cost	13,256,038
Net Assets	$ 68,794,410
Net Asset Value and Redemption Price
Per Share ($68,794,410/3,857,301 shares outstanding), no par value, unlimited
shares authorized	$ 17.83

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Operations
For the six months ended June 30, 2015 (Unaudited)

Investment Income:
Dividends	$ 154,405
Interest	1,243
Total Investment Income	155,648
Expenses:
Investment Advisor Fees (Note 3)	413,475
Transfer Agent & Fund Accounting Fees	23,307
Insurance Fees	7,935
Custodial Fees	6,943
Audit Fees	7,439
Registration Fees	4,959
Trustee Fees	4,959
Legal Fees	2,480
Miscellaneous Fees	3,968
Printing & Mailing Fees	1,984
Total Expenses	477,449

Net Investment Loss	(321,801)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	2,444,588
Capital Gain Distributions from Regulated Investment Companies	228,956
Change in Unrealized Appreciation on Investments	(17,276)
Net Realized and Unrealized Gain on Investments	2,656,268

Net Increase in Net Assets from Operations	$ 2,334,467

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statements of Changes in Net Assets	(Unaudited)
	Six Months	Year
	Ended	Ended
	6/30/2015	12/31/2014
From Operations:
Net Investment Loss	$ (321,801)	$ (396,952)
Net Realized Gain on Investments	2,444,588	3,225,685
Capital Gain Distributions from Regulated Investment Companies	228,956	53,748
Net Unrealized Appreciation	(17,276)	186,416
Increase in Net Assets from Operations	2,334,467	3,068,897

From Distributions to Shareholders:
Net Realized Gain from Security Transactions	-	(3,692,183)
Total Distributions to Shareholders	-	(3,692,183)

From Capital Share Transactions: (a)
Proceeds From Sale of Shares	3,842,564	8,198,996
Shares issued in Reinvestment of Dividends	-	3,468,628
Cost of Shares Redeemed	(2,054,457)	(12,161,774)
Net Increase (Decrease) from Shareholder Activity	1,788,107	(494,150)

Net Increase (Decrease) in Net Assets	4,122,574	(1,117,436)

Net Assets at Beginning of Period	64,671,836	65,789,272
Net Assets at End of Period (b)	$ 68,794,410	$ 64,671,836

Share Transactions:
Issued	219,353	464,507
Reinvested	-	203,319
Redeemed	(117,854)	(687,464)
Net increase (decrease) in shares	101,499	(19,638)
Shares outstanding beginning of Period	3,755,802	3,775,440
Shares outstanding end of Period	3,857,301	3,755,802

(a) Net of Redemption Fees of $973 for the period ended June 30, 2015, and $14,467 for the period ended December 31, 2014.
(b) Includes undistributed net investment loss of $(321,801) at June 30, 2015 and $0 at December 31, 2014.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout the period:	(Unaudited)
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	6/30/2015		12/31/2014	12/31/2013	12/31/2012	12/31/2011	12/31/2010
Net Asset Value -
Beginning of Period	$ 17.22		$ 17.43	$ 15.95	$ 13.89	$ 14.61	$ 12.87
Net Investment Loss *	(0.08)		(0.10)	(0.12)	(0.04)	(0.13)	(0.12)
Net Gains or Losses on Securities
(realized and unrealized)	0.69		0.93	2.75	2.66	(0.59)	1.86
Total from Investment Operations	0.61		0.83	2.63	2.62	(0.72)	1.74

Distributions from Net Investment Income	-		-	-	-	-	-
Distributions from Capital Gains	-		(1.04)	(1.15)	(0.56)	-	-
	-		(1.04)	(1.15)	(0.56)	-	-

Paid-in Capital from Redemption Fees (Note 2) (a)	-		-	-	-	-	-

Net Asset Value -
End of Period	$ 17.83		$ 17.22	$ 17.43	$ 15.95	$ 13.89	$ 14.61

Total Return	3.54%	***	4.80%	16.62%	18.88%	(4.93)%	13.52%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 68,794		$ 64,672	$ 65,789	$ 52,637	$ 47,640	$ 64,475

Before Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.44%	**	1.44%	1.45%	1.49%	1.48%	1.47%
Ratio of Net Income (Loss) to Average Net Assets	(0.97)%	**	(0.57)%	(0.69)%	(0.26)%	(0.93)%	(0.91)%

After Reimbursement/Recapture
Ratio of Expenses to Average Net Assets	1.44%	**	1.44%	1.46%	1.49%	1.47%	1.47%
Ratio of Net Income (Loss) to Average Net Assets	(0.97)%	**	(0.57)%	(0.71)%	(0.26)%	(0.91)%	(0.91)%

Portfolio Turnover Rate	5.72%	***	20.94%	3.78%	8.14%	34.11%	5.46%

* Per share net investment Income (loss) determined on average shares outstanding during year.
** Annualized
*** Not annualized
(a) Less than $0.01 per share.

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                            JUNE 30, 2015 (Unaudited)

1.)

ORGANIZATION:

Pinnacle Value Fund (”Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital appreciation with income as a secondary objective.

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price on that day.  Lacking a last sale price, a security is valued at its last bid price on that day, except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value.  A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each investment which are summarized in the following three broad levels:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities,

                        interest rates, prepayment speeds, credit risk, yield curves & similar data.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value which may require a high degree of judgement)

The availability of observable inputs may vary by security and is affected by a wide variety of factors including type of security, liquidity and other characteristics unique to the security. If valuation is based on models or inputs that are less observable or unobservable in the market, determination of fair value requires more judgment. Thus, the degree of judgment exercised in determining fair value is greatest for Level 3 investments. Inputs used in valuing securities are not indicative of associated risks.  Transfers between levels are recognized at the end of a reporting period. Transfer from Level 1 to Level 2 results when a security priced previously with an official close price (Level 1) has no official close price so the bid price is used.  The below table summarizes the inputs used at June 30 2015:

                                                        Level 1             Level 2              Level 3                              Total

Equity (a)                          $35,245,726         440,116                  0                  $ 35,685,842

Money Market Funds         34,017,209                    0                  0                     34,017,209

Investments at Market     $69,262,935          440,116                  0                  $ 69,703,051

(a) See Schedule of Investments for industry breakout.

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                            JUNE 30, 2015 (Unaudited)

The Fund has adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of FASB Accounting Standards Codification (FASB ASC). Fund is required to include enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how they are accounted for and how they affect a fund’s results. For the year six months ended June 30, 2015, the Fund held no derivative instruments.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.  At June 30, 2015 the Fund held approximately 49% of net assets in money market funds.  These include the First American Government Obligations Fund which normally invests in Government and Agency securities with an objective of maximum current income consistent with capital preservation and maintaining liquidity, the Invesco Liquid Assets Portfolio Fund, and the Federated Prime Obligation Fund. Further information on these funds is available at www.sec.gov.

As of June 30, 2015 the Fund had approximately 48% of its assets in First American Government Obligation Fund - Class Z. The investment in the First American Government Obligation Fund - Class Z represents approximately 0.2% of the Money Market Portfolio net assets which was approximately $18.2 billion dollars at June 30, 2015. If the Adviser determines that it is in the best interest of the Fund and its shareholders may redeem its investment.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Fund records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:

Federal income taxes. The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. All short term capital gain distributions are ordinary income distributions for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more-likely-than-not” to be sustained upon examination by tax authority. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the prior three year returns or expected to be taken on the Fund’s 2014 tax return. The Fund is not aware of any tax position for which it is reasonably possible that the total amount or unrecognized tax benefits will change materially in the next 12 months.

ESTIMATES:

Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statement date and reported revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder. For the six months ended June 30, 2015, $973 of redemption fees were returned to the Fund through shareholder redemptions.

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                            JUNE 30, 2015 (Unaudited)

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser).  Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets.  For the six months ended June 30, 2015, Adviser earned $413,475 in fees.

A Fund officer and trustee are also an officer and trustee of the Adviser.  Advisory Agreement provides for expense reimbursement and fee waivers by Adviser, if Fund Annual Total Expenses exceed 1.49%, of average daily net assets through April 30, 2016.

Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period if payment of such expenses does not cause the Fund to exceed the expense limitation.  The Adviser had no recoupment in 2014 and $0 available for recoupment at the six months ended June 30, 2015.

4.)

PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2015, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $2,051,507 and $5,421,874, respectively.

5.)

FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after Oct. 31.  Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of losses.

The Fund did not pay any distributions for the six months ended June 30, 2015.

For the year ended Dec. 31, 2014 the Fund paid a long-term capital gain distribution of $1.03644 per share.

The tax nature of distributions paid during the six months ended June 30, 2015 and year ended Dec. 31, 2014 are:

	2015	2014
Net Investment Income	$ 0	$ 0
Long Term Capital Gain	$ 0	$ 3,692,183

At Dec. 31, 2014, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes                                      $52,793,064

Gross tax unrealized appreciation                                                                     $13,038,833

Gross tax unrealized depreciation                                                                          (843,880)

Net tax unrealized appreciation                                                                           12,194,953

Accumulated realized gain on investments –net                                                   1,537,357

Total Distributable Earnings                                                                              $13,732,310

6.) SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions occurring subsequent to yearend. There were no events or transactions that occurred during this period that materially impacted the Fund’s financial statements.

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                            JUNE 30, 2015 (Unaudited)

PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent 12 month period ended June 30, are available without charge upon request by calling 877-369-3705 or visiting www.pinnaclevaluefund.com or www.sec.gov.

 QUARTERLY PORTFOLIO HOLDINGS (unaudited)

Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  Fund’s first and third fiscal quarters end on March 31 and Sept. 30. Form N-Q filing must be made within 60 days of the end of the quarter, and Fund’s first Form N-Q was filed with the SEC on Nov. 29, 2004. Fund Form N-Qs are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

SUPPLEMENTAL INFORMATION

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (59)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund

Independent Trustees
Edward P. Breau, CFA (82)	Trustee	Unlimited	Private Investor	None
Since Inception

Richard M. Connelly (59)	Trustee	Unlimited	Counsel, CCO	None
		Since Inception	JG Wentworth (finance)

James W. Denney (49)	Trustee	Unlimited	President, Mohawk Asset	None
		Since Inception	Management

TRUSTEES AND SERVICE PROVIDERS

Trustees: Edward P. Breau, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8000 Town Centre Dr- 400, Broadview Heights, OH 44147

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP, 1818 Market St,- 2400, Philadelphia PA 19103

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

                                                            JUNE 30, 2015 (Unaudited)

Board Approval of Investment Advisory Agreement

The investment advisory agreement (“Agreement”) between the Trust and Bertolet Capital LLC (“Adviser”) was last renewed by the Board at a meeting in February, 2015. On that date the Board considered factors material to the Agreement renewal including:

Nature, Extent & Quality of Services. The Board considered the Adviser’s deep value investment strategy/philosophy and substantial experience in small and micro-cap research and portfolio management. The Board reviewed Adviser’s Form ADV (policies/operations), staffing levels, research capability and overall reputation. The Board noted that Adviser has no plans to alter the way it manages the Fund and would continue to have the expertise and resources needed to provide advisory and administrative services to the Fund. The Board considered the Adviser’s compliance policies/procedures and noted that it had complied with the Trust’s Code of Ethics. The Board concluded it was satisfied with the nature, extent and quality of services provided by the Adviser.

Investment Performance. The Fund’s performance was compared to a peer group of mutual funds and the R2000 index. The Board noted the Fund’s 2014 performance was above the peer group average and equal to the R2000. For the most recent 10 year period, Fund performance was slightly better than the peer group average and slightly worse than the R2000. The Board noted the Fund’s 10 yr. Sharpe ratio was substantially below the peer group average indicating a lower risk/volatility profile.  The Board concluded that the Fund’s long term risk adjusted performance was acceptable.

Reasonableness of Fees. The Board reviewed data comparing the Fund’s expense ratio to the peer group. The Board noted that the Fund’s expense ratio was slightly higher than the peer group’s average due to the Fund’s smaller asset base and that Adviser continues to cap expenses at 1.49% of average net assets. The Board compared the advisory fee charged to the Fund with the advisory fee charged by the peer group and to the private account which it deemed reasonable given the many administrative, compliance and other services provided to the Fund which are not provided to the private account. Based on these factors and the labor intensive nature of small/micro-cap research, the  Board concluded the advisory fee charged to the Fund is fair and reasonable.

Profitability & Other Benefits to Adviser. The Board considered the Fund’s income and expenses and the profitability of the Fund to Adviser. The Board reviewed the Adviser’s 2014 financial statement and concluded that Adviser’s profitability was reasonable in relation to the nature and quality of services provided to the Fund.

Economies of Scale. The Board considered data regarding economies of scale and whether existing fees might require adjustment in light of any economies of scale. The Board determined that no modification of fees was necessary given the Fund’s small size, the fact that the Fund is not part of a large Fund complex and that the Fund’s expense ratio approximates the peer group average.

The Board concluded that the terms of the advisory contract were reasonable and fair and in the best interest of shareholders. As a result, the entire Board, with the Independent Trustees voting separately, approved the Agreement’s renewal.

Expense Example (Unaudited)

As a shareholder of the Pinnacle Value Fund, you incur ongoing costs which typically include management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2015 through June 30, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Pinnacle Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2015	June 30, 2015	January 1, 2015 to June 30, 2015

Actual	$1,000.00	$1,035.42	$7.27
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.65	$7.20

* Expenses are equal to the Fund's annualized expense ratio of 1.44%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Item 2. Code of Ethics

Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer and other persons performing similar functions. Registrant has not made any amendments to or granted any waivers from any provision of this Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert.  Registrant does not feel the absence of a financial expert impacts the ability of audit committee to fulfil its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all Trustees is adequate

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.   Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bertolet Capital Trust

By /s/John E. Deysher President

*John E. Deysher President

Date August 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/John E. Deysher Treasurer

*John E. Deysher Treasurer

Date August 4, 2015